UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2011

PERNIX THERAPEUTICS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-14494	33-0724736
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10003 Woodloch Forest Drive The Woodlands, Texas	77380
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 934-1825

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 31, 2011, Pernix Therapeutics Holdings, Inc. (“Pernix”) entered into separate Amended and Restated Merger Partner Stockholder Agreements (the “Agreements” and each an “Agreement”) with Cooper C. Collins, James E. Smith, Emily E. Bonner Deville, and Brandon R. Belanger (collectively the “Individuals” and each an “Individual”) in connection with the registration of certain shares of Pernix common stock beneficially owned by the Individuals on a Form S-3 filed with the Securities and Exchange Commission (the “SEC”) on May 31, 2011 (the “S-3”).    The Agreements amend and restate the Merger Partner Stockholder Agreements dated as of March 9, 2010 entered into by Pernix, Pernix Therapeutics, LLC and each of the Individuals in connection with the reverse merger transaction involving Pernix and Golf Trust of America, Inc. (the “Merger”).

Under each Agreement, the Individual is permitted to freely transfer up to fifteen percent of the shares of Pernix common stock acquired by him or her in connection with the Merger (the “Merger Shares”) upon the S-3 being declared effective by the SEC (the “Effective Time”). On each of the first and second anniversaries of the Effective Time, the Individual may freely transfer an additional fifteen percent of his or her Merger Shares, with the remaining Merger Shares becoming freely transferable on the third anniversary of the Effective Time.

Each of the Individuals currently serves as an officer and/or director of Pernix.  Mr. Collins joined Pernix in 2003. Additionally, Mr. Collins was appointed a director of Pernix in January 2007, President in December 2007, and Chief Executive Officer in June 2008.  Mr. Smith served as Chairman of the Board of Pernix from June 2008 until March 9, 2010 and became a director of Pernix on March 9, 2010 following the Merger.  Mr. Smith currently serves as the Chairman of Pernix’s Compensation Committee and as a member of Pernix’s Nominating Committee. Mr. Belanger is employed as our Western United States Director of Sales.  Ms. Bonner Deville is employed as our Vice President of Sales and Marketing.

A form of the Agreements is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The description of the Agreements is qualified in its entirety by the contents thereof.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of Amended and Restated Merger Partner Stockholder Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PERNIX THERAPEUTICS HOLDINGS, INC.

Date: May 31, 2011	By:	/s/ Tracy Clifford
Tracy Clifford
Chief Financial Officer

Exhibit No.	Description
10.1	Form of Amended and Restated Merger Partner Stockholder Agreement.